                               EXHIBIT 10.17

                                                   Lease Agreement No. 2885

Dated: December 27, 1995                                   Schedule No. 013

                       COMERICA LEASING CORPORATION

                              LEASE SCHEDULE

1. DESCRIPTION OF LEASE: Lease Agreement dated DECEMBER 21, 1993, by and between COMERICA LEASING CORPORATION (herein "CLC") as Lessor, and THE COLONEL'S, INC. as Lessee (herein called "Lease Agreement").

2. DESCRIPTION OF EQUIPMENT: (Describe equipment fully, including make, kind of unit, serial numbers, and other pertinent information which is herein called "Equipment"):

          Equipment as further described on attached Exhibit "A"

3. LOCATION: The equipment described above shall be located at 951 AIKEN ROAD, OWOSSO, MICHIGAN 49224.

4. TERM; RENTAL: The Term of the Lease Agreement for the Equipment described in this Schedule shall be in accordance with the provisions of the Lease Agreement and shall continue until all rental payments are fully paid. Lessee agrees to pay CLC as rental payments aggregating $3,464,557.32 plus any applicable sales and/or use taxes thereon payable in 84 MONTHLY payments of $41,244.73 each, plus any applicable sales and/or use taxes commencing JANUARY 30, 1996, and on the 30th calendar day of each succeeding like period until fully paid. THE RENTAL PAYMENTS SHALL BE REMITTED TO CLC AT P.O. DRAWER 67-042, DETROIT, MICHIGAN 48267, unless CLC specifies otherwise in writing.

5. INSURANCE: Lessee agrees to maintain adequate property damage insurance in accordance with the terms of the Lease Agreement, but in any event not less than the sum of the payments due, protecting CLC as a loss payee. The minimum amount indicated above shall not be construed to imply such amount will be or is adequate, but rather as a minimum amount.

6. UCC 2A: In accordance with Section 2A of the Michigan Uniform Commercial Code (MCLA Section 440.3101 et seq.) ("UCC') Lessee acknowledges either (a) that Lessee has reviewed and approved any written Supply Contract (as defined by UCC Section 2A-103(i)(y)) covering the Equipment purchased from the "Supplier" (as defined by UCC Section 2A-103(i)(x)) thereof for lease to Lessee or (b) that Lessor has informed or advised Lessee, in writing, either previously or by this Lease Schedule of the following: (i) the identity of the supplier; (ii) that the Lessee may have rights under the Supply Contract; and (iii) that the Lessee may contact the Supplier for a description of any such rights lessee may have under the Supply Contract.

Lessee acknowledges that Lessee has reviewed and approved the Purchase Order, Supply Contract or Purchase Agreement covering the Equipment purchased from the seller or supplier thereof for lease to Lessee.

                                                  Lessee's Initials: RLS

7. ADDITIONAL CONDITIONS: At the end of the Lease term, Lessee may purchase the equipment for $1.00 provided no event of default shall have occurred and been left unremedied.

The foregoing is hereby approved and agreed to by the undersigned as a Schedule to and a part of the Lease Agreement, the provisions of which are hereby incorporated herein by reference and which shall govern, notwithstanding anything contrary or inconsistent herein.

COMERICA LEASING CORPORATION            THE COLONEL'S, INC.
(Lessor)                                (Lessee)


                                        Address:  620 South Platt Road,
                                                  Milan, Michigan 48160

By:  /S/ BRIAN M. RIS                   By: /S/ RICHARD SCHOENFELDT
     Brian M. Ris                               Richard Schoenfeldt

Its: Lease Marketing Officer            Its:    Controller

                                                   Lease Agreement No. 2885

Dated: December 27, 1995                                   Schedule No. 013

                       COMERICA LEASING CORPORATION

                                "EXHIBIT A"

Equipment as fully described below:
                                                             SERIAL NUMBER
    ONE (1) HPM 6.0" MODEL TM111 EXTRUDER INCLUDING;             95211
    EXTRUSION LINES                                              N/A
    DIES                                                         N/A
    FORMING LINES                                                N/A
    SCREEN CHANGERS                                              N/A
    TOOLING                                                      N/A
    SHEET LINE SYSTEM                                            95213
    OMART SHEET THICKNESS GAUGE                                  95221
    SUPPLEMENTAL DIP TANK                                        N/A
    SHEAR                                                        95215
    STACKER                                                      95217
    SHEET DIE AND STAND                                          195007
    KENICS MIXER                                                 195008
    PROCESS CONTROL HPM EPM-11 ALLEN BRADLEY CONTROL SYSTEM      95223
    ADAPTOR                                                      195009
    TRAINING, SETUP, FREIGHT, RIGGING, AND INSTALLATION          95219
    ALL ELECTRICAL, AIR, AND WATER HOOKUPS, AND ALL ACCESSORIES AND ATTACHMENTS THERETO.

    ONE (1) NELMOR S10045 SHREDDER/NELMOR G2056 GRANULATOR       951036961
    COMBINATION CONVEYOR SYSTEM INCLUDING;                       N/A
    INFEED CONVEYOR WITH METAL DETECTOR                          N/A
    FAN EVACUATION SYSTEM                                        N/A
    EXTRA SET OF SCREENS                                         N/A
    ROTOR, BED KNIVES                                            N/A
    AND ALL ACCESSORIES AND ATTACHMENTS THERETO.

    TWO (2) BROWN R-224-E ROTARY THERMOFORMERS INCLUDING;        13052
                                                                 13053
    TRAINING, SETUP, FREIGHT, RIGGING, AND INSTALLATION          N/A
    ALL ELECTRICAL, AIR, AND WATER HOOKUPS, AND ALL ACCESSORIES AND ATTACHMENTS THERETO.

    FIVE (5) IMCS SILOS, MODEL #40-6239 AND ALL ACCESSORIES
    AND ATTACHMENTS INCLUDING;                                   N/A
    ONE (1) LADDER AND SAFETY CAGE, MODEL #40-6063               N/A
    FIVE (5) 4" AIR FILL KITS, MODEL #40-6065                    N/A
    FORTY-FIVE (45) TIERS OF 4" FILL TUBE, MODEL #40-0023        N/A
    FOUR (4) 24" LONG CROSSWALKS WITH RAILING, MODEL #40-5098    N/A
    FIVE (5) SLIDE GATE AND TRANSITIONS, MODEL #50-5000          N/A

    FIVE (5) VACUUM BOXES, MODEL #50-5050                        N/A
    TEN (10) 2-1/2" OUTLETS, MODEL #50-5004                      N/A
    TEN (10) ROTARY LEVEL CONTROLS, MODEL #40-0022               N/A
    FIVE (5) ROTARY CONTROL MTG. FLANGE, MODEL #40-5017          N/A
    FIVE (5) ROTARY CONTROL MTG. FLANGE, MODEL #40-5054          N/A
    ONE (1) HIGH-LOW CONTROL ALARM BOX, MODEL #40-4004           N/A
    FOUR (4) CONTROL BOX ADDITIONS, MODEL #40-4005               N/A
    FIVE (5) REEL & BOBBER LEVEL INDICATORS, MODEL #40-4001      N/A
    ONE (1) REEL & BOBBER CONTROL PANEL, MODEL #40-0020          N/A



                                Page 1 of 2

                                                   Lease Agreement No. 2885
Dated: December 27, 1995                                   Schedule No. 013

                       COMERICA LEASING CORPORATION

                                "EXHIBIT A"

Equipment as fully described below:

                                                             SERIAL NUMBER
    ONE (1) H&W SYSTEMS ADVANTAGE PROCESS COOLING SYSTEM INCLUDING;
    ONE (1) 135 TON COOLING TOWER                                29976
    ONE (1) 135 TON WATER PUMP/RECIRCULATION SYSTEM              25872
    ONE (1) 45 TON COOLING TOWER                                 26877
    ONE (1) 45 TON WATER PUMP/RECIRCULATION SYSTEM               25875
    THIRTY (30) CADET MODEL ADVANTAGE TEMPERATURE CONTROLLERS    25972
    WITH FIVE (5) ZONES EACH                                     25973
                                                                 25974
                                                                 25975
                                                                 25976
                                                                 25977
    TWO (2) HOLDING TANKS                                        N/A
    AND ALL PLUMBING, ELECTRICAL, AND ALL ACCESSORIES AND ATTACHMENTS.













Agreed and Accepted:


COMERICA LEASING CORPORATION            THE COLONEL'S, INC.
(Lessor)                                (Lessee)



By:  /S/ BRIAN M. RIS                   By: /S/ RICHARD SCHOENFELDT
     Brian M. Ris                               Richard Schoenfeldt

Its: Lease Marketing Officer            Its:    Controller

                       COMERICA LEASING CORPORATION

                    DELIVERY AND ACCEPTANCE CERTIFICATE



TO: COMERICA LEASING CORPORATION


RE: LEASE AGREEMENT NUMBER 2885 DATED AS OF DECEMBER 21, 1993
    BETWEEN COMERICA LEASING CORPORATION, LESSOR, AND THE UNDERSIGNED
    LESSEE



The undersigned hereby certifies that all of the goods, chattels and equipment ("Equipment") described in the Schedule Number 013 to that certain lease referenced above have been furnished to the undersigned at the location designated in said Schedule, that delivery and installation of the Equipment have been inspected and accepted by the undersigned as satisfactory as of the date set forth below.

The undersigned understands that Lessor is relying on this certificate in its purchase of the Equipment and, to induce Lessor to purchase the Equipment, the undersigned agrees to settle all claims, set-offs and counterclaims it may have with the vendor or vendors of the Equipment directly with such vendor or vendors and will not set-off any thereof against Lessor; and the undersigned further understands and agrees that the undersigned's obligations to Lessor under the Lease are absolute, that Lessor is neither the manufacturer, distributor nor seller of the Equipment and LESSOR HAS NOT MADE, NOR DOES IT MAKE, ANY REPRESENTATION OR WARRANTY OR AGREEMENT WITH RESPECT TO THE FITNESS, MERCHANTABILITY, CONDITION, QUALITY, DURABILITY OR SUITABILITY OF THE EQUIPMENT IN ANY RESPECT INCLUDING ITS FITNESS FOR THE PURPOSE AND USES OF LESSEE. The undersigned hereby acknowledges that it has reviewed and approved the Purchase Order, Supply Contract or Purchase Agreement covering the Equipment purchased from the vendor(s) or supplier(s) thereof for lease to the undersigned.


Dated:    December 27, 1995

                                   THE COLONEL'S, INC.
                                   (Lessee)

                                   By: /S/ RICHARD SCHOENFELDT
                                           Richard Schoenfeldt

                                   Its:    Controller

December 27, 1995


Craig Hegstrom
Cambridge Underwriters, LTD.
15415 Middlebelt Road
Livonia, MI 48154

Phone Number: (313) 525-0927

RE: PHYSICAL DAMAGE INSURANCE

    POLICY #35338463

    COMPANY: FEDERAL INSURANCE COMPANY

    EXPIRATION: OCTOBER 1, 1996

Dir Sir/Madam:

The undersigned is presently leasing the following equipment from Comerica Leasing Corporation:

          Equipment as further described on attached Exhibit "A"

Cost: $2,689,007.19

We hereby authorize and request that our policies be amended and that Certificates of Insurance be issued showing Comerica Leasing Corporation as loss payee for physical damage risks. We also request that 30-day notice to Comerica Leasing Corporation of cancellation be noted and provided in the certificates.

Please forward certificates to:

                       COMERICA LEASING CORPORATION
                        29201 Telegraph, 2nd Floor
                           Southfield, MI 48034

We appreciate your cooperation and request this matter be handled expeditiously.


                                   Very truly yours,


                                   THE COLONEL'S, INC.


                                   By: /S/ RICHARD SCHOENFELDT
                                           Richard Schoenfeldt, Controller

                                                   Lease Agreement No. 2885

Dated: December 27, 1995                                   Schedule No. 013

                       COMERICA LEASING CORPORATION

                                "EXHIBIT A"

Equipment as fully described below:
                                                             SERIAL NUMBER
    ONE (1) HPM 6.0" MODEL TM111 EXTRUDER INCLUDING;             95211
    EXTRUSION LINES                                              N/A
    DIES                                                         N/A
    FORMING LINES                                                N/A
    SCREEN CHANGERS                                              N/A
    TOOLING                                                      N/A
    SHEET LINE SYSTEM                                            95213
    OMART SHEET THICKNESS GAUGE                                  95221
    SUPPLEMENTAL DIP TANK                                        N/A
    SHEAR                                                        95215
    STACKER                                                      95217
    SHEET DIE AND STAND                                          195007
    KENICS MIXER                                                 195008
    PROCESS CONTROL HPM EPM-11 ALLEN BRADLEY CONTROL SYSTEM      95223
    ADAPTOR                                                      195009
    TRAINING, SETUP, FREIGHT, RIGGING, AND INSTALLATION          95219
    ALL ELECTRICAL, AIR, AND WATER HOOKUPS, AND ALL ACCESSORIES AND ATTACHMENTS THERETO.

    ONE (1) NELMOR S10045 SHREDDER/NELMOR G2056 GRANULATOR       951036961
    COMBINATION CONVEYOR SYSTEM INCLUDING;                       N/A
    INFEED CONVEYOR WITH METAL DETECTOR                          N/A
    FAN EVACUATION SYSTEM                                        N/A
    EXTRA SET OF SCREENS                                         N/A
    ROTOR, BED KNIVES                                            N/A
    AND ALL ACCESSORIES AND ATTACHMENTS THERETO.

    TWO (2) BROWN R-224-E ROTARY THERMOFORMERS INCLUDING;        13052
                                                                 13053
    TRAINING, SETUP, FREIGHT, RIGGING, AND INSTALLATION          N/A
    ALL ELECTRICAL, AIR, AND WATER HOOKUPS, AND ALL ACCESSORIES AND ATTACHMENTS THERETO.

    FIVE (5) IMCS SILOS, MODEL #40-6239 AND ALL ACCESSORIES
    AND ATTACHMENTS INCLUDING;                                   N/A
    ONE (1) LADDER AND SAFETY CAGE, MODEL #40-6063               N/A
    FIVE (5) 4" AIR FILL KITS, MODEL #40-6065                    N/A
    FORTY-FIVE (45) TIERS OF 4" FILL TUBE, MODEL #40-0023        N/A
    FOUR (4) 24" LONG CROSSWALKS WITH RAILING, MODEL #40-5098    N/A
    FIVE (5) SLIDE GATE AND TRANSITIONS, MODEL #50-5000          N/A

    FIVE (5) VACUUM BOXES, MODEL #50-5050                        N/A
    TEN (10) 2-1/2" OUTLETS, MODEL #50-5004                      N/A
    TEN (10) ROTARY LEVEL CONTROLS, MODEL #40-0022               N/A
    FIVE (5) ROTARY CONTROL MTG. FLANGE, MODEL #40-5017          N/A
    FIVE (5) ROTARY CONTROL MTG. FLANGE, MODEL #40-5054          N/A
    ONE (1) HIGH-LOW CONTROL ALARM BOX, MODEL #40-4004           N/A
    FOUR (4) CONTROL BOX ADDITIONS, MODEL #40-4005               N/A
    FIVE (5) REEL & BOBBER LEVEL INDICATORS, MODEL #40-4001      N/A
    ONE (1) REEL & BOBBER CONTROL PANEL, MODEL #40-0020          N/A



                                Page 1 of 2

                                                   Lease Agreement No. 2885
Dated: December 27, 1995                                   Schedule No. 013

                       COMERICA LEASING CORPORATION

                                "EXHIBIT A"

Equipment as fully described below:

                                                             SERIAL NUMBER
    ONE (1) H&W SYSTEMS ADVANTAGE PROCESS COOLING SYSTEM INCLUDING;
    ONE (1) 135 TON COOLING TOWER                                29976
    ONE (1) 135 TON WATER PUMP/RECIRCULATION SYSTEM              25872
    ONE (1) 45 TON COOLING TOWER                                 26877
    ONE (1) 45 TON WATER PUMP/RECIRCULATION SYSTEM               25875
    THIRTY (30) CADET MODEL ADVANTAGE TEMPERATURE CONTROLLERS    25972
    WITH FIVE (5) ZONES EACH                                     25973
                                                                 25974
                                                                 25975
                                                                 25976
                                                                 25977
    TWO (2) HOLDING TANKS                                        N/A
    AND ALL PLUMBING, ELECTRICAL, AND ALL ACCESSORIES AND ATTACHMENTS.














Agreed and Accepted:


COMERICA LEASING CORPORATION            THE COLONEL'S, INC.
(Lessor)                                (Lessee)



By:  /S/ BRIAN M. RIS                   By: /S/ RICHARD SCHOENFELDT
     Brian M. Ris                               Richard Schoenfeldt

Its: Lease Marketing Officer            Its:    Controller

                       COMERICA LEASING CORPORATION

                       CASUALTY LOSS VALUE SCHEDULE

                   RE: LEASE NO. 2885, SCHEDULE NO. 013

PER       DATE        DOLLAR AMT     % OF COST   % OF RENT      PER       DATE       DOLLAR AMT       % OF COST   % OF RENT
---       ----        ----------     ---------   ---------      ---       ----       ----------       ---------   ---------
1       1/29/96      2,705,813.48    100.6250     78.0998       37       1/29/99    1,716,476.36       63.8331     49.5439
2       2/28/96      2,681,222.31     99.7105     77.3900       38       2/27/99    1,685,701.83       62.6886     48.6556
3       3/29/96      2,686,477.43     98.7903     76.6758       39       3/29/99    1,654,734.95       61.5370     47.7618
4       4/29/96      2,631,577.90     97.8643     75.9571       40       4/29/99    1,623,574.53       60.3782     46.8624
5       5/29/96      2,606,522.75     96.9325     75.2339       41       5/29/99    1,592,219.36       59.2122     45.9574
6       6/29/96      2,581,311.00     95.9949     74.5062       42       6/29/99    1,560,868.21       58.0388     45.0467
7       7/29/96      2,555,941.68     95.0515     73.7740       43       7/29/99    1,528,819.88       56.8882     44.1303
8       8/29/96      2,530,413.81     94.1022     73.0371       44       8/29/99    1,496,973.11       55.6701     43.2082
9       9/29/96      2,504,726.38     93.1469     72.2957       45       9/29/99    1,464.826.68       54.4746     42.2803
10     10/29/96      2,478,878.40     92.1856     71.5496       46      10/29/99    1,432,479.33       53.2717     41.3467
11     11/29/96      2,452,868.88     91.2184     70.7989       47      11/29/99    1,399,929.81       52.0612     40.4072
12     12/29/96      2,426,696.80     90.2451     70.0435       48      12/29/99    1,367,176.86       50.8432     39.4618
13      1/29/97      2,400,361.14     89.2657     69.2833       49       1/29/ 0    1,334,219.20       49.6175     38.5105
14      2/27/97      2,373,860.88     88.2802     68.5184       50       2/28/ 0    1,301,055.56       48.3842     37.5533
15      3/29/97      2,347,195.00     87.2885     67.7488       51       3/29/ 0    1,267,684.64       47.1432     36.5901
16      4/29/97      2,320,362.45     86.2907     66.9743       52       4/29/ 0    1,234,105.16       45.8945     35.6209
17      5/29/97      2,293,362.21     85.2866     66.1949       53       5/29/ 0    1,200,315.80       44.6379     34.6456
18      6/29/97      2,266,193.21     84.2762     65.4108       54       6/29/ 0    1,166,315.26       43.3735     33.6642
19      7/29/97      2,238,854.40     83.2595     64.6217       55       7/29/ 0    1,132,102.22       42.1011     32.6767
20      8/29/97      2,211,344.73     82.2365     63.8276       56       8/29/ 0    1,097,675.35       40.8208     31.6830
21      9/29/97      2,183,663.12     81.2070     63.0286       57       9/29/ 0    1,063,033.30       39.5326     30.6831
22     10/29/97      2,155,808.50     80.1712     62.2246       58      10/29/ 0    1,028,174.75       38.2362     29.6769
23     11/29/97      2,127,779.79     79.1288     61.4156       59      11/29/ 0      993,098.33       36.9318     28.6645
24     12/29/97      2,099,575.90     78.0800     60.6016       60      12/29/ 0      957,802.68       35.6192     27.6457
25      1/29/98      2,071,195.73     77.0246     59.7824       61       1/29/ 1      922,286.43       34.2984     26.6206
26      2/27/98      2,042,638.19     75.9625     58.9581       62       2/27/ 1      886,548.21       32.9694     25.5891
27      3/29/98      2,013,902.17     74.8939     58.1287       63       3/29/ 1      850,886.62       31.6320     24.5511
28      4/29/98      1,984,986.54     73.8186     57.2941       64       4/29/ 1      814,400.27       30.2863     23.5066
29      5/29/98      1,955,890.20     72.7365     56.4543       65       5/29/ 1      777,987.76       28.9322     22.4556
30      6/29/98      1,926,612.00     71.6477     55.6092       66       6/29/ 1      741,347.67       27.5696     21.3980
31      7/29/98      1,897,150.31     70.5521     54.7588       67       7/29/ 1      704,478.58       26.1985     20.3339
32      8/29/98      1,867,505.49     69.4496     53.9031       68       8/29/ 1      667,379.06       24.8188     19.2630
33      9/29/98      1,837,674.88     68.3403     53.0421       69       9/29/ 1      630,047.66       23.4305     18.1855
34     10/29/98      1,807,657.84     67.2240     52.1757       70      10/29/ 1      592,482.95       22.0335     17.1013
35     11/29/98      1,777,453.18     66.1007     51.3039       71      11/29/ 1      554,683.45       20.6278     16.0102
36     12/29/98      1,747,059.75     64.9704     50.4266       72      12/29/ 1      516,647.71       19.2133     14.9124

                       COMERICA LEASING CORPORATION

                       CASUALTY LOSS VALUE SCHEDULE

                   RE:  LEASE NO. 2885, SCHEDULE NO. 013

           PER      DATE       DOLLAR AMT    % OF COST    % OF RENT
           ---      ----       ----------    ---------    ---------
           73      1/29/ 2     478,374.24     17.7900      13.8077
           74      2/27/ 2     439,861.57     16.3578      12.6960
           75      3/29/ 2     401,108.19     14.9166      11.5775
           76      4/29/ 2     362,112.60     13.4664      10.4519
           77      5/29/ 2     322,873.29     12.0072       9.3193
           78      6/29/ 2     283,388.74     10.5388       8.1797
           79      7/29/ 2     243,657.40      9.0612       7.0329
           80      8/29/ 2     203,677.75      7.5745       5.8789
           81      9/29/ 2     163,448.22      6.0784       4.7177
           82     10/29/ 2     122,967.26      4.5730       3.5493
           83     11/29/ 2      82,233.29      3.0581       2.3736
           84     12/29/ 2      41,244.73      1.5338       1.1905











        Note: The date reflects the LAST DAY the Casualty amount is valid. Percentage of Rent reflects percentage of Gross Rentals ($3,464,557.66).



COMERICA LEASING CORPORATION            THE COLONEL'S, INC.
(Lessor)                                (Lessee)


By:  /S/ BRIAN M. RIS                   By: /S/ RICHARD SCHOENFELDT
     Brian M. Ris                               Richard Schoenfeldt

Its: Lease Marketing Officer            Its:    Controller

                                Page 2 of 2